SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2001

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6)

                (Exact name of registrant as specified in charter)

North Carolina                33-63714                      13-4078651
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon,. Charlotte, NC                                28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (704) 388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 1999-6

On December 25, 2001, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-6, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1999, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 1999-6 relating to the distribution date of December 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of June 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2001


                                      BOA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit



                             Payment Date: 12/25/01


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6
                     Bank of America, FSB, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         70,174,264.35    6.250000%     2,399,931.40    365,490.96    2,765,422.36       0.00       0.00
                        A2        105,138,125.25    6.250000%     4,971,357.92    547,594.40    5,518,952.33       0.00       0.00
                        A3          8,614,000.00    6.250000%             0.00     44,864.58       44,864.58       0.00       0.00
                        A4         36,515,693.67    6.250000%       167,740.57    190,185.90      357,926.48       0.00       0.00
                        APO           468,990.65    0.000000%         2,492.02          0.00        2,492.02       0.00       0.00
Residual                AR                  0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          2,009,702.45    6.250000%         9,231.88     10,467.20       19,699.08       0.00       0.00
                        B2            938,337.31    6.250000%         4,310.40      4,887.17        9,197.57       0.00       0.00
                        B3            938,337.31    6.250000%         4,310.40      4,887.17        9,197.57       0.00       0.00
                        B4            536,575.37    6.250000%         2,464.84      2,794.66        5,259.51       0.00       0.00
                        B5            268,734.09    6.250000%         1,234.47      1,399.66        2,634.13       0.00       0.00
                        B6            402,414.22    6.250000%         1,848.55      2,095.91        3,944.46       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        226,005,174.67     -            7,564,922.46  1,174,667.63    8,739,590.09     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         67,774,332.95              0.00
                                A2        100,166,767.33              0.00
                                A3          8,614,000.00              0.00
                                A4         36,347,953.10              0.00
                                APO           466,498.63              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          2,000,470.57              0.00
                                B2            934,026.91              0.00
                                B3            934,026.91              0.00
                                B4            534,110.53              0.00
                                B5            267,499.62              0.00
                                B6            400,565.66              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        218,440,252.21     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/01


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6
                     Bank of America, FSB, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     70,174,264.35     6.250000% 060506EW8    25.658659      3.907615    724.603434
                           A2    105,138,125.25     6.250000% 060506EX6    32.972468      3.631913    664.354807
                           A3      8,614,000.00     6.250000% 060506EY4     0.000000      5.208333  1,000.000000
                           A4     36,515,693.67     6.250000% 060506EZ1     4.101236      4.650022    888.703010
                           APO       468,990.65     0.000000% 060506FA5     4.445537      0.000000    832.189449
Residual                   AR              0.00     6.250000% 060506FB3     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      2,009,702.45     6.250000% 060506FC1     4.101235      4.650022    888.703051
                           B2        938,337.31     6.250000% 060506FD9     4.101235      4.650022    888.703057
                           B3        938,337.31     6.250000% 060506FE7     4.101235      4.650022    888.703057
                           B4        536,575.37     6.250000% 060506FF4     4.101235      4.650022    888.703049
                           B5        268,734.09     6.250000% 060506FG2     4.101235      4.650022    888.703053
                           B6        402,414.22     6.250000% 060506FH0     4.101235      4.650022    888.703042
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     226,005,174.67       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 1999-6
                     Bank of America, FSB, Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       218,440,251.96   218,440,251.96
Loan count                    668              668
Avg loan rate           6.787378%             6.79
Prepay amount        6,526,707.82     6,526,707.82

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees        89,571.22        89,571.22
Sub servicer fees            0.00             0.00
Trustee fees               753.35           753.35


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                3,000,863.98     3,000,863.98
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           97.756146%           100.000000%            220,911,073.92
   -----------------------------------------------------------------------------
   Junior            2.243854%             0.000000%              5,070,700.21
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           5                 1,594,578.17
60 to 89 days                           0                         0.00
90 or more                              2                   619,536.75
Foreclosure                             0                         0.00

Totals:                                 7                 2,214,114.92
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            8,739,590.09          8,739,590.09
Principal remittance amount            7,564,922.46          7,564,922.46
Interest remittance amount             1,174,667.63          1,174,667.63